                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                EXHIBIT 99.1

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
----------------------------------------------------------              ------------------------------------------
In re: PREMIER LASER SYSTEMS, INC., Debtor                              DEBTOR IN POSSESSION OPERATING REPORT
1 Argonaut, Suite 201, Aliso Viejo, CA 92656                            Report #: 13           Page: 1 of 3
SA00-12031RA                                                            For the period FROM: APRIL 1, 2001
                                                                                         TO: APRIL 30, 2001
----------------------------------------------------------              ------------------------------------------
1. Profit and loss Statement
  a.      Related to Business operations:
          -------------------------------
          Gross Sales / A/R Collected                    $      676.93
          Less: Sales Returns or Discounts                        0.00
                                                          -------------
                    Net Sales                                           $     676.93
          Less: Cost of Goods Sold                                          4,365.40
                                                                        -------------
                    Gross Profit                                                      $   (3,688.47)

          Less: Operating Expenses:
          -------------------------
          Officer Compensation                               20,656.50
          Salaries and Wages - Other Employees                4,663.15
                                                          -------------
                    Total Salaries and Wages                               25,319.65
          Employee Benefits and Pensions                        139.00        139.00
          Payroll Taxes                                       2,165.82
          Real Estate Taxes                                       0.00
          Federal and State Income Taxes                          0.00
                                                          -------------
                    Total Taxes                                             2,165.82
          Rent and Lease Expense                                  0.00
          Outside Services                                  129,327.03
          Insurance                                          67,529.92
          Security/Alarm                                          0.00
          Utilities (Gas, Electricity, Water, Phone, etc.)    2,552.47
          Patent & Securities/Exchange Expenses              11,778.30
          Repairs, Maintenance & Gardening                      991.01
          Supplies, Office Exp., Photocopies, etc.           13,271.36
          Computers - Office & Demo Eqpt.                     7,466.44
          Moving & Storage of Records                         7,657.95
          Bank Charges                                            0.00
                                                          -------------
                    Total Other Operating Expenses                         240,574.48
                                                                        -------------
                    Total Operating Expenses                                             268,198.95
                                                                                       -------------
          NET GAIN/(LOSS) FROM BUSINESS OPERATIONS                                      (271,887.42)

 b.  Income Not Related to Business Operations
     -----------------------------------------
          Interest Income                                                  16,571.29
          Vendor Refunds                                                    3,980.24
          Health Insurance Payments-Employee, Capitation, Etc.              1,183.72
          Gross Proceeds on Sales of Assets                               361,725.50
          Less: Orig Cost of Assets + Expenses of Sale                      2,890.19
          Net Gain/Loss on Sale of Assets                                       0.00
                                                                        -------------
          Total Non-Operating Income                                                     380,570.56
     Expenses Not Related to Business Operations
     -------------------------------------------
          UST Quarterly Fees                                                3,750.00
          Court Approved Professional Fees                                 36,087.75
          Costs - Fax/Xerox/Postage                                             0.00
          Claims Review                                                         0.00
          Settlements/Judgments-Cozean                                     41,247.00
                                                                        -------------
          Total Non-Operating Expenses                                                    81,084.75
                                                                                       -------------

     NET INCOME (LOSS) FOR PERIOD                                                      $  27,598.39
                                                                                       =============
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This financial statement has been prepared on the cash basis of accounting. As this is a liquidating case, the Debtor believes that an accrual based financial statement would be misleading.
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--------------------------------------------------------------------------------
Debtor in Possession Operating Report No. 13                         Page 2 of 3
--------------------------------------------------------------------------------

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition payable): SEE ATTACHMENT #1

                                          Accrued       Accounts     Accounts
                                          Payroll       Payable     Receivable
                                          -------       -------     ----------
       Current   Under 30 Days              $0          $63,209             $0
       Overdue   31 - 60 Days               $0               $0             $0
       Overdue   61 - 90 Days               $0               $0             $0
       Overdue   91 - 120 Days              $0               $0             $0
       Overdue   Over 121 Days              $0               $0       $622,342
                                       ----------      ---------     ----------
       TOTAL                                $0          $63,209       $622,342
                                       ==========      =========     ==========

3. Statement of Status of Payments to Secured Creditors and Lessors:


                                                                            Post Petition
                                           Amount of                       Payments Not Made
                          Frequency of       Each           Next Pay       -----------------
Creditor/Lessor           Payment           Payment            Due        Number        Amount
---------------           -------           -------            ---        ------        ------
SEE ATTACHMENT #2


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4. Tax Liability:

Gross Payroll Expense for Period:                        $    6,828.97
                                                         --------------
Gross Sales for Period Subject to Sales Tax              $        0.00
                                                         --------------

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
                                              Date         Amount
                                              Paid          Paid    Post Petition Taxes Still Owing
                                              ----          ----    -------------------------------
*Federal Payroll & Withholding Taxes                     $1,915.29  None
*State Payroll & Withholding Taxes                         $250.53
State Sales & Use Taxes                                      $0.00  None
Real Property Taxes                                          $0.00  None

*Premier Laser Systems, Inc. is on full service with ADP Payroll processing.
They deduct all payroll taxes and remit to the correct taxing agency.


                                                                                                               Premium
5. Insurance Coverage           Carrier/Agent Name               Amount of Coverage         Policy Exp.          Paid
                                ------------------               ------------------            Date            Thru Date
                                                                                               ----            ---------
   Workers Compensation         HIH/Calco                        $1M,$1M,$1M                 6/1/2001           6/1/2001
   Product/Completed Liab.      Medmarc/AON                      $10K ea, $100K agg.         3/20/2002        Waiting for
                                                                 Self Ins. Ea. $50K                             Invoice
                                                                 $200 agg.
   * Liability                  Essex                            $4M ea, $4M agg             5/7/2002         Waiting for Invoice
     Directors & Officers Liab. World Wide Facilities/RLI        $5M ea., $5m agg.           1/21/2004          1/21/2004
     Fire & Extended Coverage   Included in Property And General Liability Insurance
   * Property & Genl Liab.      Essex                            $1M ea., $2M agg.           5/7/2002         Waiting for Invoice
        Theft                   Federal Insurance/AON            $75K & $75K                 5/7/2002         Waiting for Invoice
        Vehicle (Hired)         Federal Insurance/AON            $1M                         5/7/2002         Waiting for Invoice
   * Umbrella Policy            Century Surety                                               5/5/2002         Waiting for Invoice


*See attached binder on new insurance policy. Attachment #5

--------------------------------------------------------------------------------
Debtor in Possession Operating Report No. 13                         Page 3 of 3
--------------------------------------------------------------------------------

6. Questions

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


B. Has the Debtor in Possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------

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7. Statement of Unpaid Professional Fees (Post Petition Amounts Only):
                                                                              Total
    SEE ATTACHED STATEMENT # 3                                             Post-Petition
                                              Type of Professional            Amount
    Name of Professional                    (Attorney, Accountant / etc)      Unpaid
    --------------------                    ----------------------------      ------
    Knobbe, Marten, Olson & Bear              Attorney                     $76,817.42
    O'Melveny & Myers                         Attorney                    $523,014.47
    Winthrop & Couchet                        Attorney                    $210,899.96
    Squar Milner Rheel & Williamson           Accountants                   $6,152.36



8. Narrative of Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary).

    SEE ATTACHMENT #4

9. Quarterly Fees:

                                   Total                                                                          Quarterly
               Quarter         Disbursements      Quarterly         Date           Amount          Check             Fee
                Ending          For Quarter           Fee           Paid            Paid          Number         Still Owing
                ------          -----------           ---           ----            ----          ------         -----------
              3/31/2000           $69,829            $500         4/27/2000         $500        10035/10038          $0
              6/30/2000           $790,305          $3,750        7/19/2000        $3,750          10352             $0
              9/30/2000           $683,186          $3,750       10/16/2000        $3,750          10567             $0
              12/31/2000         $1,251,798         $5,000        1/4/2001         $5,000           114              $0
              3/31/2001           $503,229          $3,750        4/27/2001        $3,750          2073              $0



I, Robert P. Mosier, President , declare under penalty of perjury that the information contained in the above Debtor In Possession Operating Report is true and Complete to the best of my knowledge.




----------------------        --------------------------------------------------
Dated                         Robert P. Mosier,
                              President, Debtor in Possession


                                  ATTACHMENT #1
                                 April 30, 2001


Vendors                       >120 Days     91-120 Days    61-90 Days    31-60 Days    <30 Days          Total
---------------------------------------------------------------------------------------------------------------------
                                                                                             0.00                  -
MISC. GENERAL VENDORS                                                                   24,695.00          24,695.00
INSURANCE RENEWALS                                                                      38,513.55          38,513.55
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
                                                                                                                   -
---------------------------------------------------------------------------------------------------------------------

Total Accounts Payable               0.00             0.00        0.00           0.00   63,208.55          63,208.55

(1) Various Sales Tax Agencies



                                 ATTACHMENT # 2


3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------------------------------
                                         Frequency                                 Post Petition
                                         of Payments     Amount      Next        Payments Not Made                Notes
      Creditor/                          per Contract/   of Each    Payment   -----------------------  -----------------------------
      Lessor                             Lease           Payment     Due        Number     Amount
------------------------------------------------------------------------------------------------------------------------------------
    1 William Simmons                    Monthly         2,000.00    June                              4 month office lease
    2 Konica(1)                          Monthly           217.58    June          1      2,200.00     Fax machine, 2028 copier
    3 Konica(1)                          Monthly           328.31    June          1                   7490 Copier
    3 Konica(1)                          Monthly           388.42    June          1      5,000.00     7050 Copier, no stip
    5 Pitney Bowes Credit Corporation(1) Quarterly       1,395.00                  -     Zero owed     Equip. retrieved
    6 Steelcase Financial Services(3)    Monthly           381.94    June          1      2,056.00     Equip. sold to Intralase
    7 Dell(1)                            Monthly           965.83                        Zero owed     Equip. retrieved
    8 Green Tree(1)                      Monthly           778.23                        Zero owed     Equip. retrieved, laptops
    9 IC Capital(2)                      Monthly           483.78    June                              no stip yet.
   10 Intelenet                          Monthly           474.00    June          1        505.00     Cancel as of 3/1/01
------------------------------------------------------------------------------------------------------------------------------------


    1 Signed Stipulation
    2 O'Melveny handling in court
    3 Under Negotiation
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